Exhibit 10.1

AMENDMENT NO. 2 TO

MASTER SECURITY AGREEMENT

This AMENDMENT NO. 2 TO MASTER SECURITY AGREEMENT (this “Amendment”) is made as of the 24th day of April, 2018 between:

(a)LGSI EQUIPMENT OF INDIANA, LLC, an Indiana limited liability company (“Borrower”); and

(b)KEY EQUIPMENT FINANCE, a division of KeyBank National Association (“KEF”).

WHEREAS, Borrower and KEF are parties to that certain Master Security Agreement, dated as of December 23, 2015 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Master Security Agreement”);

WHEREAS, Borrower and KEF executed that certain Amendment No. 1 to Master Security Agreement, dated as of December 23, 2015 (the “First Amendment”);

WHEREAS, as a credit enhancement to the Secured Obligations (as defined in the Master Security Agreement), Universal Dedicated, Inc., a Michigan corporation (“Universal Dedicated”), Universal Truckload, Inc., a Delaware corporation (“Universal Truckload”), Universal Specialized, Inc., a Michigan corporation (“Universal Specialized”), Mason Dixon Intermodal, Inc., a Michigan corporation (“Mason Dixon”), and Logistics Insight Corp., a Michigan corporation (“Logistics Insight”, and together with Universal Dedicated, Universal Truckload, Universal Specialized and Mason Dixon, collectively, the “Specified Guarantors” and, individually, each a “Specified Guarantor”), each executed and delivered to KEF a Corporate Guaranty (Promissory Note), each dated as of December 23, 2015, in favor of KEF (individually, each a “Specified Guaranty” and, collectively, the “Specified Guaranties”);

WHEREAS, Borrower and the Specified Guarantors are parties to those certain Master Agreements, each dated as of December 23, 2015 (individually, each a “Master Agreement” and, collectively, the “Master Agreements”), for the benefit of KEF and its successors and assigns;

WHEREAS, Borrower and KEF desire to amend the Master Security Agreement to modify certain provisions thereof;

WHEREAS, Borrower has requested that each Specified Guarantor be released from its Specified Guaranty;

WHEREAS, each capitalized term used herein and defined in the Master Security Agreement, but not otherwise defined herein, shall have the meaning given such term in the Master Security Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Master Security Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and KEF agree as follows:

1.Deletion of Covenants from Master Security Agreement.  The Master Security Agreement is hereby amended to delete in their entirety all of the provisions added to the Master Security Agreement pursuant to Sections 1 and 2 of the First Amendment, including, without limitation, the requirements relating to maintaining a minimum Operating Cash Flow to Fixed Charges Ratio and the delivery of Compliance Certificates with respect thereto.

2.Addition to Default Provisions in the Master Security Agreement.  Section 15(a) of the Master Security Agreement is hereby amended to add the following new subpart (xii) immediately after subpart (xi) thereof:

(xii) any of Borrower’s Operating Companies (as defined in Section 19 below) that are party to a Master Agreement breaches any provision thereof, and fails to cure such default within thirty (30) days of written notice therefor or any event in subparts (ii)-(ix) occurs with respect to any Operating Companies that are a party to a Master Agreement.

3.Amendment to Financial and Other Data Provisions in the Master Security Agreement.  The Master Security Agreement is hereby amended to delete Section 19 therefrom and insert in place thereof the following new Section 19:

19.Financial and Other Data. During the Term hereof, Borrower shall furnish KEF (a) as soon as available, and in any event within one hundred twenty days after the last day of each fiscal year of Borrower, balance sheets and related statements of income (“Financial Statements”) of Borrower and the Operating Companies (on a consolidating basis), such Financial Statements provided in connection with the audited, consolidated annual financial statements of Universal Truckload , Inc., including a supplemental opinion provided by an independent certified public accountant in accordance with GAAP and, as to the Operating Companies, on a consolidating basis, (b) as soon as available, and in any event within forty-five days after the last day of each fiscal quarter of Borrower, internally prepared Financial Statements of Borrower and the Operating Companies, in accordance with GAAP and, as to the Operating Companies, on a consolidating basis, and (c) from time to time as KEF may reasonably request, other financial reports, information or data (including any federal and state income tax returns) and quarterly or interim financial statements of Borrower and the Operating Companies (on a consolidating basis as to the Operating Companies).  As used in this Section 19, “Operating Companies” means Universal Dedicated, Inc., a Michigan corporation, Universal Truckload, Inc., a Delaware corporation, Universal Specialized, Inc., a Michigan corporation, Mason Dixon Intermodal, Inc., a Michigan corporation, and Logistics Insight Corp., a Michigan corporation.

3.Release of Specified Guaranties.  KEF hereby releases and terminates each Specified Guaranty.  Borrower acknowledges the release contained herein and agrees that such release (a) shall not be deemed to waive or amend any provision of the Master Security Agreement or, except for each Specified Guaranty, any other Loan Document (including, without limitation, the Master Agreements) and shall not serve as consent to, or amendment of, any other matter inconsistent with the terms and conditions of the Master Security Agreement or, except for each Specified Guaranty, any other Loan Document (including, without limitation, the Master Agreements), and (b) shall not be deemed to terminate any other Loan Document (except for each Specified Guaranty).  All of the terms of the Master Security Agreement, the Master Agreements and the other Loan Documents (except for each Specified Guaranty) remain in full force and effect and constitute the legal, valid, binding obligations of Borrower (and, as applicable, the Specified Guarantors), enforceable against Borrower (and, as applicable, the Specified Guarantors) in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.Closing Deliveries.  Concurrently with the execution of this Amendment, Borrower shall, as conditions to effectiveness of this Amendment:

(a)deliver to KEF amendments to all of the Master Agreements, each fully executed by Borrower and the Specified Guarantors, in form and substance satisfactory to KEF;

(b)pay an amendment fee to KEF in an amount equal to Thirty-Six Thousand Seven Hundred Eighty-Four and 70/100 Dollars ($36,784.70);

(c)cause each Specified Guarantor to execute the attached Acknowledgment and Agreement; and

(d)pay all legal fees and expenses of KEF, and any other holder of Secured Obligations, in connection with this Amendment.

5.Representations and Warranties.  Borrower hereby represents and warrants to KEF that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational documents of Borrower or any law applicable to Borrower or result in a breach of any material provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or event, with which the passage of time or the giving of notice, or both, would cause a Default, exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Master Security Agreement or any other Loan Documents; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

6.Waiver and Release.  Borrower, by signing below, hereby waives and releases KEF, and its directors, officers, employees, attorneys, affiliates and subsidiaries, and all of their respective heirs, successors and assigns, from any and all claims, offsets, defenses and counterclaims that have accrued on or before the date of this Amendment, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

7. References to Master Security Agreement and Ratification.  Each reference to the Master Security Agreement that is made in the Master Security Agreement or any other Loan Document shall hereafter be construed as a reference to the Master Security Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Master Security Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

8.Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

9.Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

10.Severability.  Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

11.Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

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JURY TRIAL WAIVER.  BORROWER AND KEF, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE SPECIFIED GUARANTORS AND KEF, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO ANY RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

LGSI EQUIPMENT OF INDIANA, LLC By: /s/ Jude M. Beres Jude M. Beres Vice President
KEY EQUIPMENT FINANCE, A DIVISION OF KEYBANK NATIONAL ASSOCIATION By:/s/ Brandon D. Welling Brandon D. Welling Vice President

Signature Page to

Amendment No. 2 to

Master Security Agreement

ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Amendment No. 2 to Master Security Agreement dated as of April 24, 2018 (the “Amendment”).  The undersigned further agree that the obligations of the undersigned pursuant to the Master Agreements executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected by the Amendment.

The undersigned hereby waive and release KEF and its directors, officers, employees, attorneys, affiliates and subsidiaries, and their respective heirs, successors and assigns, from any and all claims, offsets, defenses and counterclaims of any kind or nature that have accrued on or before the date of this Amendment, absolute and contingent, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto

JURY TRIAL WAIVER.  THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, KEF AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT, THE MASTER AGREEMENTS OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

LOGISTICS INSIGHT CORP. By:/s/ Donald J. Berquist, Sr. Donald J. Berquist, Sr. Secretary	UNIVERSAL SPECIALIZED, INC. By:/s/ Mark Limback Mark Limback President
MASON DIXON INTERMODAL, INC. By:/s/ Timothy Phillips Timothy Phillips President	UNIVERSAL TRUCKLOAD, INC. By:/s/ Mark Limback Mark Limback President
UNIVERSAL DEDICATED, INC. By:/s/ Darren W. Coast Darren W. Coast President

Signature Page to

Acknowledgment and Agreement